Property and Equipment, net	12 Months Ended
Dec. 31, 2011
Property and Equipment, net
NOTE 7	Property and Equipment, net

Property and equipment balances at December 31 are as follows:

(in thousands)	2011	2010
Computer and other equipment	$248,592	230,773
Buildings and improvements	230,797	227,881
Furniture and other equipment	127,425	125,627
Land	16,794	16,729
Other	130	16,461

Total property and equipment	623,738	617,471
Less accumulated depreciation and amortization	357,130	317,369

Property and equipment, net	$266,608	300,102

Depreciation and amortization expense related to property and equipment was $49.3 million, $50.1 million and $50.6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Depreciation expense includes amounts for equipment acquired under capital lease. The decrease in other property and equipment assets for 2011 as compared to 2010 is primarily due to the Company’s reclassification of assets from construction in progress to other noncurrent assets.